Supplement to the

Spartan® 500 Index Fund

Institutional Class (FXSIX) and Fidelity Advantage Institutional Class (FXAIX)

A Fund of Fidelity Concord Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2011

The following information replaces the similar information found under in the "Management Contract" section on page 28.

FMR and the fund on behalf of its Institutional Class have entered into a 5 Basis Points Expense Contract, which obliges FMR to pay all class-level expenses of Institutional Class to limit the total annual operating expenses (excluding interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation) of Institutional Class to 0.05%. FMR and the fund on behalf of its Fidelity Advantage Institutional Class have entered into a 2.5 Basis Points Expense Contract, which obliges FMR to pay all class-level expenses of Fidelity Advantage Institutional Class to limit the total annual operating expenses (excluding interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation) of Fidelity Advantage Class to 0.025%. These Expense Contracts may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

U5I-U5AB-11-01 July 29, 2011
1.931020.100